Exhibit 99.2

UniTek Global Services Receives 100% Lender Support for Restructuring Plan

Company Files Previously Announced Prepackaged Chapter 11; No Impact to Service or Operations

BLUE BELL, PA — November 3, 2014 — UniTek Global Services, Inc. (“UniTek” or the “Company”) (OTC: UNTK), a premier provider of permanently outsourced infrastructure services to the telecommunications, broadband cable, wireless, transportation, public safety and satellite television industries, announced today that it has received the support of all of its Lenders, including among others affiliates of Littlejohn & Co. and New Mountain Capital (the “Lenders”), collectively representing 100% of its secured debt for its previously announced prepackaged Restructuring Plan (the “Restructuring Plan”). After a solicitation process, the Company obtained votes in favor of the Plan from all members of all three classes entitled to vote.  With this committed support, as well as the support of the parties, including DIRECTV, to the previously announced plan support agreement, today the Company and its subsidiaries have filed voluntary petitions for Chapter 11 protection with the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

During the bankruptcy proceedings, the Company expects to operate its business in the ordinary course, without disruption to its customers, vendors or employees. The terms of the Restructuring Plan provide for a substantial reduction of secured debt through a debt-for-equity “swap” in which over 40% of the existing term debt will be exchanged for equity in the Company, as well as a substantial reduction in cash interest rate.  In addition, the Lenders have agreed to advance up to $43 million of new capital to support the Company’s recapitalization. All valid unsecured creditors’ claims on UniTek and its subsidiaries will be assumed in the ordinary course of business and unimpaired.

The Company is requesting Bankruptcy Court approval of its Restructuring Plan as quickly as possible. In the filing, the Company plans to request a hearing in early December to approve the Plan and to set an expedited schedule for the Company’s emergence from Chapter 11.

About UniTek Global Services

UniTek Global Services is a leading provider of communications infrastructure solutions, leveraging a longstanding reputation for innovation and safety to connect individuals, businesses, government agencies and communities to the digital landscape. Contact us for ways we can help your business grow by visiting the UniTek website: www.unitekglobalservices.com.

Contact Info

The Piacente Group | Investor Relations

Matthew Abenante

(212) 481-2050

unitek@tpg-ir.com

Forward-Looking Statements

The statements in this press release that are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including but not limited to statements regarding the terms of the Company’s proposed comprehensive debt restructuring and the filing of a voluntary petition for a Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, their effect on the Company’s operations and the Company’s relationships with its customers. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to address issues arising from previously disclosed accounting-related matters, operating performance, general financial, economic, and political conditions affecting the Company’s business and its target industries, the ability of the Company to perform its obligations under its contracts and agreements with customers, and other risks contained in reports filed by the Company with the Securities and Exchange Commission, included in our Form 10-K for the year ended December 31, 2013. The words “may,” “could,” “should,” “would,” “believe,” “are confident,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aspire,” and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward looking statement, whether written or oral, which may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.